SECURITIES AND EXCHANGE COMMISSION

                               Washington, D. C. 20549

                                      FORM 8

                        AMMENDMENT TO APPLICATION OR REPORT

                         Pursuant to Section 12, 13 or 15(d) of
                         the Securities Exchange Act of 1934

                                    FISERV, INC.
               (Exact name of registrant as specified in its charter)

                                   AMENDMENT NO. 1

  The undersigned registrant hereby amends the following items, financial statements, exhibits or other portions of its Current Report on Form 8-K dated June 13, 1997 as set forth in the pages attached hereto:

  Item 7 (b)  Pro forma condensed consolidated financial statements of Fiserv,
              Inc. and BHC Financial, Inc.:

              Pro Forma Condensed Consolidated Balance Sheets as of December 31, 1996 and March 31, 1997
              Pro  Forma   Condensed   Consolidated Statements of Income for the
              year ended December 31, 1996 and the three month periods ended March 31, 1997 and 1996
              Notes to Pro Forma Condensed Consolidated Financial Statements


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                FISERV, INC.
                                ------------
                                (Registrant)

                                By /S/ EDWARD P. ALBERTS
                                ------------------------
                                EDWARD P. ALBERTS
                                Senior Vice President - Finance

Date:  June 25, 1997

                     Description of Pro Forma Condensed Consolidated
                          Financial Statements (Unaudited)

On May 30, 1997, the Registrant (Fiserv) acquired all of the outstanding common stock of BHC Financial, Inc., a Delaware corporation (BHC), in exchange for 5,683,769 shares of Common Stock, $.01 par value, of the Registrant.

The following unaudited pro forma condensed consolidated balance sheets combine the condensed consolidated balance sheets of Fiserv and BHC as of December 31, 1996 and March 31, 1997. The following unaudited condensed consolidated statements of income combine the condensed consolidated statements of income of Fiserv and BHC for the year ended December 31, 1996 and the three month periods ended March 31, 1997 and 1996. The pro forma information is based on the historical financial statements of Fiserv and BHC, giving effect to the transaction under the pooling of interests method of accounting, and the assumptions and adjustments in the accompanying notes to the pro forma condensed consolidated financial statements.

The pro forma condensed consolidated balance sheet as of December 31, 1996 and the pro forma condensed consolidated statement of income for the year then ended have been prepared by Fiserv management based upon the audited financial statements of Fiserv and BHC for that year.

The pro forma condensed consolidated statements of income are not necessarily indicative of the results that actually would have occurred if the acquisition had occurred at the beginning of the period indicated or which may be obtained in the future. The pro forma financial statements should be read in conjuction with the audited financial statements of Fiserv for the year ended December 31, 1996, as included in its Form 10-K for that year, and in conjunction with the audited financial statements of BHC for the year ended December 31, 1996, included in its Form 10-K for that year.

Pro Forma Condensed Consolidated Balance Sheets
(Unaudited)
December 31, 1996                                   Fiserv         BHC       Adjustments           Combined

Assets                                                             (In thousands)
Cash and cash equivalents                           $80,833      $15,288       $5,435   (B)       $101,556
Accounts receivable                                 160,747      493,635                           654,382
Receivable from brokers or dealers                               227,199                           227,199
  and clearing organizations
Prepaid expenses and other assets                    54,354       23,045                            77,399
Trust account investments                           970,553                                        970,553
Other investments                                    53,556       16,988                            70,544
Deferred income taxes                                32,083                                         32,083
Property and equipment-Net                          143,661        4,752                           148,413
Internally generated computer software-Net           70,487                                         70,487
Identifiable intangible assets relating
 to acquisitions-Net                                 50,156        4,392                            54,548
Goodwill-Net                                        292,089                                        292,089
                                                 ---------------------------------------------------------
    Total                                        $1,908,519     $785,299       $5,435           $2,699,253
                                                 =========================================================

Liabilities and shareholders' equity

Short-term bank loans payable                                    $33,200                           $33,200
Payable to brokers or dealers                                    230,975                           230,975
  and clearing organizations
Payable to customers                                             366,421                           366,421
Accounts payable                                    $43,486                                         43,486
Accrued expenses                                     60,747       61,236                           121,983
Accrued income taxes                                  7,510                                          7,510
Deferred revenues                                    46,089                                         46,089
Trust account deposits                              970,553                                        970,553
Long-term debt                                      271,502                                        271,502
Other obligations                                     1,362                                          1,362
                                                  --------------------------------------------------------
Total liabilities                                 1,401,249      691,832                         2,093,081

Shareholders' equity:
Common stock outstanding                                453            8           49   (A)            510
Additional paid-in capital                          323,268       39,582      (10,040) (A,B)       352,810
Unrealized gain on investments                       18,621                                         18,621
Accumulated earnings                                164,928       69,303                           234,231
Treasury stock at cost                                           (15,426)      15,426   (B)
                                                 ---------------------------------------------------------
Total shareholders' equity                          507,270       93,467        5,435              606,172
                                                 ---------------------------------------------------------
    Total                                        $1,908,519     $785,299       $5,435           $2,699,253
                                                 =========================================================

See notes to pro forma condensed consolidated financial statements

Pro Forma Condensed Consolidated Balance Sheets
(Unaudited)
March 31, 1997                                    Fiserv         BHC          Adjustments       Combined
Assets                                                               (In thousands)
Cash and cash equivalents                           $41,762      $21,880       $5,435   (B)      $69,077
Accounts receivable                                 180,236      502,671                         682,907
Receivable from brokers or dealers                               295,324                         295,324
  and clearing organizations
Prepaid expenses and other assets                    57,510       18,376                          75,886
Trust account investments                         1,135,577                                    1,135,577
Other investments                                   108,462       24,285                         132,747
Deferred income taxes                                30,391                                       30,391
Property and equipment-Net                          146,843        4,431                         151,274
Internally generated computer software-Net           71,438                                       71,438
Identifiable intangible assets relating
 to acquisitions-Net                                 48,145        4,290                          52,435
Goodwill-Net                                        290,195                                      290,195
                                                 -------------------------------------------------------
    Total                                        $2,110,559     $871,257       $5,435         $2,987,251
                                                 =======================================================

Liabilities and shareholders' equity

Short-term bank loans payable                                    $55,400                         $55,400
Payable to brokers or dealers                                    293,363                         293,363
  and clearing organizations
Payable to customers                                             377,259                         377,259
Accounts payable                                    $46,591                                       46,591
Accrued expenses                                     61,246       47,442                         108,688
Accrued income taxes                                  7,531                                        7,531
Deferred revenues                                    53,587                                       53,587
Trust account deposits                            1,133,690                                    1,133,690
Long-term debt                                      278,598                                      278,598
Other obligations                                     2,252                                        2,252
                                                 -------------------------------------------------------
Total liabilities                                 1,583,495      773,464                       2,356,959

Shareholders' equity:
Common stock outstanding                                454            8           49   (A)          511
Additional paid-in capital                          325,194       39,582      (10,040) (A,B)     354,736
Unrealized gain on investments                       18,576                                       18,576
Accumulated earnings                                182,840       73,629                         256,469
Treasury stock at cost                                           (15,426)      15,426   (B)
                                                  ------------------------------------------------------
Total shareholders' equity                          527,064       97,793        5,435            630,292
                                                  ------------------------------------------------------
    Total                                        $2,110,559     $871,257       $5,435         $2,987,251
                                                  ======================================================

See notes to pro forma condensed consolidated financial statements

Proforma Condensed Consolidated Statements of Income
Unaudited)
Year ended December 31, 1996

                                              FISERV          BHC       Adjustment   Combined

                                                                 (in thousands)
Revenues                                     $798,268       $81,181                  $879,449
                                             ------------------------------------------------

Cost of revenues:
Salaries, commissions and payroll
  related costs                               371,526        23,406                   394,932
Data processing expenses, rentals and
  telecommunication costs                      90,919                                  90,919
Other operating expenses                      145,230        25,650                   170,880
Depreciation and amortization of
  property and equipment                       42,241         2,212                    44,453
Purchased incomplete technology
Amortization of intangible assets              20,983                                  20,983
Amortization of internally generated
  computer software-net                         3,732                                   3,732
                                              -----------------------------------------------
    Total                                     674,631        51,268                   725,899
                                              -----------------------------------------------
Operating income                              123,637        29,913                   153,550
Interest expense - net                         19,088                                  19,088
                                              -----------------------------------------------
Income before income taxes                    104,549        29,913                   134,462
Income tax provision                           42,865        11,889                    54,754
                                              -----------------------------------------------
Net income                                    $61,684       $18,024                   $79,708
                                              ===============================================
Net income per common and
  common equivalent share                       $1.34                                   $1.53
                                              ===============================================
Shares used in computing net
  income per share                             46,198                    5,848 (C)     52,046
                                              ===============================================

See notes to pro forma condensed consolidated financial statements

Proforma Condensed Consolidated Statements of Income
(Unaudited)
Three months ended March 31, 1996

                                              FISERV          BHC         Adjustment   Combined
                                                                 (in thousands)

Revenues                                     $194,710       $20,349                   $215,059

Cost of revenues                              164,205        12,121                    176,326
                                             --------------------------------------------------
Operating income                               30,505         8,228                     38,733
                                             --------------------------------------------------
Income before income taxes                     24,850         8,228                     33,078
Income tax provision                           10,189         3,256                     13,445
                                             -------------------------------------------------
Net income                                    $14,661        $4,972                    $19,633
                                             =================================================
Net income per common and
  common equivalent share                       $0.32                                    $0.38
                                             =================================================
Shares used in computing net
  income per share                             45,919                      6,212 (C)    52,131
                                             =================================================

See notes to pro forma condensed consolidated financial statements

Proforma Condensed Consolidated Statements of Income
(Unaudited)
Three months ended March 31, 1997

                                          FISERV          BHC         Adjustment     Combined
                                                        (in thousands)
Revenues                                    $206,450       $21,869                   $228,319

Cost of revenues                             172,214        14,308                    186,522
                                            -------------------------------------------------
Operating income                              34,236         7,561                     41,797
                                            -------------------------------------------------
Income before income taxes                    30,749         7,561                     38,310
Income tax provision                          12,607         3,046                     15,653
                                            -------------------------------------------------
Net income                                   $18,142        $4,515                    $22,657
                                            =================================================
Net income per common and
  common equivalent share                      $0.39                                    $0.43
                                            =================================================
Shares used in computing net
  income per share                            46,544                      5,827  (C)   52,371
                                            =================================================

See notes to pro forma condensed consolidated financial statements

        Notes to Pro Forma Condensed Consolidated Financial Statements
                               (Unaudited)
                             (In thousands)

The following pro forma adjustments have been made for purposes of determining the pro forma effects of the acquisition of BHC by Fiserv on a pooling of interests accounting basis:

(A) Common stock                                                             $57
    Common stock                                               8
    Additional paid-in capital                                49

To reflect the issuance of 5,684,000 shares of Fiserv common stock in exchange for BHC common stock outstanding (see (C) below)

(B) Cash and cash equivalents                             $5,435
    Additional paid-in capital                             9,991
    Treasury stock at cost                                                15,426

To reflect proceeds from sale of 165,000 treasury shares, and the retirement of the remaining treasury shares

(C) Shares issuable have been determined as follows:

           BHC common shares outstanding                                   6,500

           Value at $33.50 a share                                       217,742

           Fiserv shares to be issued at average
            market price of $38.3094 per share                             5,684

           Shares used in computing net income per share have been increased by the number of shares used in calculating BHC earnings per share for the period multiplied by the exchange ratio ( .87446).